SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 7, 1999


                        Annapolis National Bancorp, Inc.
                        --------------------------------

             (Exact name of registrant as specified in its charter)


             Maryland                    000-22961                521648903
             --------                    ---------                ---------
  (State or other Jurisdiction      (Commission File No.)      (I.R.S. Employer
          of Incorporation)                                  Identification No.)

             180 Admiral Cochrane Drive Suite 300,                   21401
             --------------------------------------                  -----
                      Annapolis, Maryland                          (Zip Code)
                      -------------------
            (Address of principal executive offices)



       Registrant's telephone number, including area code: (410) 224-4455


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.        Other Events.

               On May 7, 1999, the Registrant announced that it had accepted the resignation of John W. Marhefka, Jr., as Chief Executive Officer, Vice President and Director of the Company and President, Chief Executive Officer and Director of the Company's wholly-owned subsidiary, Annapolis National Bank. The Registrant also announced that Richard M. Lerner, Chairman of the Board of Directors of the Bank and a member of the Board of the Company and Bank since 1989, was appointed, on an interim basis, Chief Executive Officer of the Company and President and Chief Executive Officer of the Bank. A press release regarding the announcement is attached as Exhibit 99.

Item 7.        Final Statements, Pro Forma Final Information and Exhibits.

               (c) Exhibits

                      Exhibit 99.  Press Release



                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  May 10, 1999                            Annapolis National Bancorp, Inc.

                                         By:  /s/ Richard M. Lerner
                                              ---------------------------------
                                                  Richard M. Lerner,
                                                 Chief Executive Officer


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